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                                                                      Exhibit 10
                                AMENDMENT NO. 1
                           Dated as of July 12, 2001


          THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of July 12, 2001 by and among O&M FUNDING CORP., a Virginia corporation (the "Seller"), OWENS & MINOR, INC., a Virginia corporation (the "Parent"), OWENS & MINOR MEDICAL, INC., a Virginia corporation (the "Servicer" and together with the Seller and the Parent, the "Seller Parties" and each a "Seller Party"), the funding entities party hereto as Financial Institutions (the "Financial Institutions"), FALCON ASSET SECURITIZATION CORPORATION ("Falcon"), RECEIVABLES CAPITAL CORPORATION ("RCC"), and LIBERTY STREET FUNDING CORP. ("Liberty Funding" and together with Falcon and RCC, collectively the "Conduits", and together with the Financial Institutions, the "Purchasers"), BANK ONE, NA, BANK OF AMERICA, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA (each, a "Managing Agent" and collectively, the "Managing Agents") and BANK ONE, NA, as collateral agent for the Purchasers (the "Collateral Agent").

                              PRELIMINARY STATEMENT

          A. The parties hereto are parties to that certain Receivables Purchase Agreement dated as of July 14, 2000 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "RPA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

          B. The parties hereto have agreed to amend the RPA subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment to the RPA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the RPA is hereby amended as follows:

          1.1 Clause (ii) of Section 9.1(j) of the RPA is hereby deleted in its entirety and replaced with the following therefor:

          (ii) Consolidated Net Worth. Consolidated Net Worth shall be less than the sum of (A) $267,000,000 plus (B) as of the end of each fiscal quarter beginning with the fiscal quarter ended March 31, 2000, an amount equal to fifty percent (50%) of Consolidated Net Income (to the extent positive) for such fiscal quarter, such increases to be

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          cumulative, plus (C) an amount equal to one hundred percent (100%) of the net proceeds from Equity Transactions occurring after the Closing Date, minus (D) the amount of any payments made by the Borrower to repurchase Junior Subordinated Debentures.

          1.2 Exhibit I to the RPA is hereby amended by deleting the phrase "July 12, 2001" appearing in the definition of "Liquidity Termination Date" and substituting "July 11, 2002" therefor.

          SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first above written upon the Collateral Agent's having received counterparts of this Amendment duly executed by each party hereto.

          SECTION 3.  Covenants, Representations and Warranties of Seller
Parties.

          3.1 Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each Seller Party hereby represents and warrants (i) that this Amendment constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

          SECTION 4.  Reference to and Effect on the RPA.

          4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

          4.2 Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

                                   * * * * *

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                              O&M FUNDING CORP.

                              By:________________________
                                 Name:
                                 Title:


                              OWENS & MINOR MEDICAL, INC.

                              By:________________________
                                 Name:
                                 Title:


                              OWENS & MINOR, INC.

                              By:________________________
                                 Name:
                                 Title:


                              FALCON ASSET SECURITIZATION CORPORATION


                              By:________________________
                                 Name:
                                 Title:

                              BANK ONE, NA, as a Financial Institution in the Falcon Purchase Group, a Managing Agent and as Collateral Agent


                              By:________________________
                                 Name:
                                 Title:
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                              RECEIVABLES CAPITAL CORPORATION


                              By:________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA, NATIONAL ASSOCIATION, as a
                              Financial Institution in the RCC Purchase Group and a Managing Agent

                              By:________________________
                                 Name:
                                 Title:


                              LIBERTY STREET FUNDING CORP.

                              By:________________________
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA, as a Financial
                              Institution in the Liberty Funding Purchase Group and a Managing Agent

                              By:________________________
                                 Name:
                                 Title: